                                                                     Exhibit 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                              CENTRA SOFTWARE, INC.



         FIRST: The name of the corporation (the "Corporation") is Centra Software, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and the name of its registered agent at such address is Corporation Trust Company.

         THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of capital stock that the Corporation shall have the authority to issue shall be 4,000,000 shares of common stock, each of which shall have a par value of $.001, amounting to an aggregate par value of $4,000.00.

         FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

                  (a) Subject to the limitations and exceptions, if any, contained in the by-laws of the Corporation, the by-laws may be adopted, amended or repealed by the Board of Directors of the Corporation; and

                  (b) Elections of directors need not be by written ballot unless, and only to the extent, otherwise provided in the by-laws; and

                  (c) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such locations as may be designated by the Board of Directors or in the by-laws of the Corporation; and

                  (d) Except as provided to the contrary in the provisions establishing a class of stock, the number of authorized shares of such class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the stock of the Corporation entitled to vote, voting as a single class.

         SIXTH: The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation and was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding, to the maximum extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise. No amendment to or repeal of the provisions of this Article SIXTH shall deprive a director or officer of the benefit hereof with respect to any act or failure to act occurring prior to such amendment or repeal.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. No amendment to or repeal of the provisions of this Article EIGHTH shall deprive any director of the Corporation of the benefit hereof with respect to any act or failure to act of such director occurring prior to such amendment or repeal.

         NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject

         TENTH: The name and the mailing address of the sole incorporator of the Corporation is:


         NAME                                  MAILING ADDRESS

         Robert L. Birnbaum                    c/o Foley, Hoag & Eliot
                                               One Post Office Square
                                               Boston, Massachusetts  02109


         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 1995.




                                      ------------------------------------------
                                      Robert L. Birnbaum, Sole Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware
                        --------------------------------

         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         By written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141 and 242 of the General

Corporation Law of the State of Delaware, setting forth an amendment to the

Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the

General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (1) 4,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and (ii) 1,133,000 shares of Series A Convertible Participating Preferred Stock, $.001 par value per share (the "Preferred Stock").

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2.      LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) GENERAL. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings as follows:
(i) First, the holders of the outstanding shares of Preferred Stock shall receive an amount in cash equal to $1.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with (A) any declared but unpaid dividends and (B) all accrued but unpaid interest to which the holders of outstanding shares of Preferred Stock are entitled pursuant to Sections 1 and 5(c) hereof (collectively, the "Liquidation Amount"), before any payment shall be made to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Preferred Stock, provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Stock and any other stock ranking as to any such distribution on a parity with the Preferred Stock are not paid in full, the holders of the Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; and (ii) Second, the holders of the outstanding shares of Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, in cash, of the assets of the Corporation remaining for distribution to stockholders, whether such assets are capital, surplus or earnings, as if each share of Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of a share of Preferred Stock immediately prior to any such liquidation, dissolution or winding up of the Corporation.

                  (b) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of
Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.

         SECTION 3.   VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Preferred Stock is then convertible. Except as otherwise expressly provided herein (including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b) ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I)      RIGHT TO ELECT BOARD OF DIRECTORS.  In the
event that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class, and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                           (II) MECHANICS OF ELECTION. Whenever under the
provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in
Section 3(b)(I) above, the holders of a majority of the then outstanding shares of Preferred Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided. upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to
Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

                           (III) VACANCIES. In the case of any vacancy in the
office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock, cast at a special meeting of such stockholders duly called for that purpose.

         (IV) TERMINATION OF VOTING RIGHTS. If and when all breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred

Stock in case of similar future defaults as provided in Section 3(b)(I). Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a) AUTOMATIC CONVERSION. Each share of Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at an initial conversion ratio of one share of Common Stock for each share of Preferred Stock (the "Conversion Ratio") and, in connection therewith, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $5.00 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e) (a "Qualified Public Offering")).

                  (b) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to Section 4(a) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I)      STOCK DIVIDENDS, SUBDIVISIONS AND
COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 743,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan and (ii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with
Section 4(e)(I) above (the "Excluded Shares")), for a consideration per share less than $1.00 (the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share, the Conversion Ratio in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the Conversion Price per share.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e) (III) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are cancelled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or cancelled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or cancelled warrants, options, rights or convertible securities, not been issued.

                           (V) CONSIDERATION FOR STOCK. In case any shares of
Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II), or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance, and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

                  If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

                  Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this
Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On April 11, 2001, and on each of the next two anniversaries of such date thereafter (the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Preferred Stock made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of Preferred Stock according to the percentages listed below:

                                           Percentage of Shares of
                                           Preferred Stock then
Date of Redemption                         Outstanding to be Redeemed
------------------                         --------------------------

April 11, 2001                             33-1/3% of all the shares of
                                           Preferred Stock outstanding on
                                           such date

April 11, 2002                             50% of all the shares of
                                           Preferred Stock outstanding on
                                           such date

April 11, 2003                             100% of all the shares of
                                           Preferred Stock outstanding on
                                           such date

                  (b) REDEMPTION PRICE AND PAYMENT. The Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share (i) in cash an amount equal to the Liquidation Amount per share of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall shard ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(v)) shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6. RESTRICTIONS AND LIMITATIONS. At any time when at least 275,000 shares of Preferred Stock remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of

Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

                  (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Preferred Stock;

                  (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the

Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Secretary this day of April 11, 1995.

                                                  CENTRA SOFTWARE, INC.


                                                  By:
                                                      --------------------------
                                                           President

ATTEST:

---------------------------
Secretary

[Corporate Seal]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware
                         -----------------------------

         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         By written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141 and 242 of the General

Corporation Law of the State of Delaware, setting forth an amendment to the

Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the

General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is~ inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 11,155,712 shares consisting of:

                  (i) 8,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"); and

                  (ii) 3,155,712 shares of Preferred Stock, $.001 par value per share, which shall consist of 1,133,000 shares of Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock") and 2,022,712 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), as set forth below. Individually and collectively, such two Series of preferred stock are sometimes referred to herein as the "Preferred Stock".

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2. LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) GENERAL. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings as follows:
(i) First, the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall receive an amount in cash equal to $1.00 per share and $2.25 per share, respectively (adjusted appropriately for stock splits, stock dividends and the like), together with (A) any declared but unpaid dividends and (B) all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections I and 5(c) hereof (collectively, the "Liquidation Amount" of the shares of such Series), before any payment shall be made to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Preferred Stock, provided, however, that if upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Stock and any other stock ranking as to any such distribution on a parity with the Preferred Stock are not paid in full, the holders of shares of each Series of Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; and (ii) Second, the holders of the outstanding shares of Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, in cash, of the assets of the Corporation remaining for distribution to stockholders, whether such assets are capital, surplus or earnings, as if each share of Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Preferred Stock pursuant to Section 4 hereof immediately prior to any such liquidation, dissolution or winding up of the Corporation.

                  (b) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of
Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.

         SECTION 3. VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4 hereof. Except as otherwise expressly provided herein

(including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b)      ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I)      RIGHT TO ELECT BOARD OF DIRECTORS.  In the
event that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class, and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                           (II) MECHANICS OF ELECTION. Whenever under the
provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in
Section 3(b)(1) above, the holders of a majority of the then outstanding shares of Preferred Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to
Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

                           (III) VACANCIES. In the case of any vacancy in the
office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred
Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock, cast at a special meeting of such stockholders duly called for that purpose.

                           (IV)     TERMINATION OF VOTING RIGHTS.  If and when
all breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred Stock in case of similar future defaults as provided in Section 3(b)(I) Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a) AUTOMATIC CONVERSION. Each share of Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at an initial conversion ratio of one share of Common Stock for each share of Preferred Stock (the "Conversion Ratio") and, in connection therewith, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $6.75 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e) (a "Qualified Public Offering")).

                  (b) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to Section 4(a) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorization as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I)      STOCK DIVIDENDS, SUBDIVISIONS AND
COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 968,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, (ii) up to an additional 257,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation and (iii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with
Section 4(e)(1) above (the "Excluded Shares")), for a consideration per share less than $1.00 (in the case of the Series A Preferred Stock) or $2.25 (in the case of the Series B Preferred Stock) (as to each such Series of Preferred Stock, the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect with respect to such

Series of the Preferred Stock immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                           (B) the denominator of which shall be W the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the applicable Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share for any Series of the Preferred Stock, the Conversion Ratio for such Series of the Preferred Stock in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration") would purchase at the applicable Conversion Price per share of such Series of Preferred Stock.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio for each Series of Preferred Stock in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e)(M) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when, the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are cancelled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or cancelled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or cancelled warrants, options, rights or convertible securities not been issued.

                           (V) CONSIDERATION FOR STOCK. In case any shares of
Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of
Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II) , or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

                  If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of each Series of the Preferred

Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of each Series of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

                  Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this
Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio of any Series of the Preferred Stock, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On March 31, 2001, and on each of the next two anniversaries of such date thereafter (the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock taken together, made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of each such Series of Preferred Stock according to the percentages listed below:

                                              Percentage of Shares of
                                              Preferred Stock then
Date of Redemption                            Outstanding to be Redeemed
------------------                            ----------------------------
March 31, 2001                                33-1/3% of all the shares of
                                              Preferred Stock outstanding on
                                              such date

March 31, 2002                                50% of all the shares of
                                              Preferred Stock outstanding on
                                              such date

March 31, 2003                                100% of all the shares of
                                              Preferred Stock outstanding on
                                              such date

                  (b) REDEMPTION PRICE AND PAYMENT. The Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share
(i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the applicable Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the applicable Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number and Series of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(v)) shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6. RESTRICTIONS AND LIMITATIONS. At any time when at least (i) 275,000 shares of Series A Preferred Stock or (ii) 325,000 shares of Series B Preferred Stock, respectively, remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series A and Series B Preferred Stock (or the approval of the affected Series of Preferred Stock, when only one such Series of Preferred Stock is affected), voting together as a single class, and given in writing or by vote at a meeting, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to such Series of the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all or any substantial portion of its assets;

                  (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of a Series of the Preferred Stock;

                  (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than such Series of the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock and Series B Preferred Stock on the basis of the aggregate number of outstanding shares of such Series of the Preferred Stock then held by each such holder.

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of, the holders of at least a majority of the then outstanding shares of Series A and Series B Preferred Stock, voting together as a single class, with respect to the rights of such Series of Preferred Stock; provided that any amendment, modification or waiver which only affects, or disproportionately affects, the rights of a single Series of Preferred Stock shall additionally require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of such individual Series of the Preferred Stock.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this first day of May, 1996.

                                       CENTRA SOFTWARE, INC.

                                       By:
                                           --------------------------------

                                              President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware


         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         By written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141 and 242 of the General

Corporation Law of the State of Delaware, setting forth an amendment to the

Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the

General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 14,595,712 shares consisting of:

                   (i) 9,720,000 shares of Common Stock, $.00l par value per share (the "Common Stock"); and

                  (ii) 4,875,712 shares of Preferred Stock, $.001 par value per share, which shall consist of 1,133,000 shares of Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock"), 2,022,712 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), and 1,720,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") as set forth below. Individually and collectively, such three Series of preferred stock are sometimes referred to herein as the "Preferred Stock".

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) GENERAL. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings as follows:
(i) First, the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall receive an amount in cash equal to $1.00 per share and $2.25 per share, respectively, (adjusted appropriately for stock splits, stock dividends and the like), and the holders of the outstanding shares of Series C Preferred Stock shall receive an amount in cash equal to the greater of (A) $2.50 per share or (B) the amount the holders of Series C Preferred Stock would have received had the Series C Preferred Stock been converted to Common Stock prior to such liquidation, dissolution or winding up (adjusted appropriately for stock splits, stock dividends and the like). The holders of Preferred Stock will also receive (X) any declared but unpaid dividends and (Y) all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c) hereof (collectively, the "Liquidation Amount" of the shares of such Series), before any payment shall be made to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Preferred Stock, provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Stock and any other stock ranking as to any such distribution on a parity with the Preferred Stock are not paid in full, the holders of shares of each Series of Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; and (ii) Second, the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, in cash, of the assets of the Corporation remaining for distribution to stockholders, whether such assets are capital, surplus or earnings, as if each share of Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Preferred Stock pursuant to
Section 4 hereof immediately prior to any such liquidation, dissolution or winding up of the Corporation.

                  (b) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the

Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.

         SECTION 3.  VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4 hereof. Except as otherwise expressly provided herein (including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b)      ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I) RIGHT TO ELECT BOARD OF DIRECTORS. In the event
that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class, and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                 (II) MECHANICS OF ELECTION. Whenever under the provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in Section 3(b)(I) above, the holders of a majority of the then outstanding shares of Preferred Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

               (III) VACANCIES. In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock, cast at a special meeting of such stockholders duly called for that purpose.

               (IV) TERMINATION OF VOTING RIGHTS. If and when all breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred Stock in case of similar future defaults as provided in Section 3(b)(I). Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a) AUTOMATIC CONVERSION. Each share of Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at an initial conversion ratio of one share of Common Stock for each share of Preferred Stock (the "Conversion Ratio") and, in connection therewith, solely with respect to the Series A Preferred Stock and the Series B Preferred Stock, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $7.50 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e) (a "Qualified Public Offering")).

                  (b) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to Section 4(a) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this
Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 968,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, plus such number of shares of Common Stock which are repurchased by the Corporation from any such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceding the respective original purchase prices paid by such persons to the Corpration therefor, (ii) up to an additional 257,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation, and (iii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with Section 4(e)(I) above (the "Excluded Shares")), for a consideration per share less than $1.00 (in the case of the Series A Preferred Stock), $2.25 (in the case of the Series B Preferred Stock), or $2.50 (in the case of the Series C Preferred Stock) (as to each such Series of Preferred Stock, the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect with respect to such Series of the Preferred Stock immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                  (B) the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the applicable Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
          SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share for any Series of the Preferred Stock, the Conversion Ratio for such Series of the Preferred Stock in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                  (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                  (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net

          Aggregate Consideration') would purchase at the applicable Conversion Price per share of such Series of Preferred Stock.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio for each Series of Preferred Stock in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e) (III) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are cancelled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or cancelled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or cancelled warrants, options, rights or convertible securities not been issued.

                  (V) CONSIDERATION FOR STOCK. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II), or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance, and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

                  If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of each Series of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus (solely in the case of the Series A Preferred Stock and the Series B Preferred Stock) the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of each Series of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

                  Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this
Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio of any Series of the Preferred Stock, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On March 31, 2002, and on each of the next two anniversaries of such date thereafter (the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock taken together, made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of each such Series of Preferred Stock according to the percentages listed below:


                                                Percentage of Shares of
                                                Preferred Stock then
Date of Redemption                              Outstanding to be Redeemed
------------------                              --------------------------
March 31, 2002                                  33-1/3% of all the shares of Preferred
Stock outstanding on such date

March 31, 2003                                  50% of all the shares of Preferred Stock
outstanding on such date

March 31, 2004                                  100% of all the shares of Preferred Stock
outstanding on such date


                  (b) REDEMPTION PRICE AND PAYMENT. The Series A Preferred Stock and Series B Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). The Series C Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share either: (i) in cash an amount equal to the

Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price"), or, at the option of the holder, may be converted into (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payments shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the applicable Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the applicable Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number and Series of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(v)) shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6. RESTRICTIONS AND LIMITATIONS. At any time when at least (i) 275,000 shares of Series A Preferred Stock or (ii) 325,000 shares of Series B Preferred Stock, or (iii) [400,000] shares of Series C Preferred Stock, respectively, remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series A, Series B and Series C Preferred Stock (or the approval of the affected Series of Preferred Stock, when only one such Series of Preferred Stock is affected), voting together as a single class, and given in writing or by vote at a meeting, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to such Series of the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

             (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all or any substantial portion of its assets;

            (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of a Series of the Preferred Stock;

             (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than such Series of the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on the basis of the aggregate number of outstanding shares of such Series of the Preferred Stock then held by each such holder.

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A, Series B and Series C Preferred Stock, voting together as a single class, with respect to the rights of such Series of Preferred Stock; provided that any amendment, modification or waiver which only affects, or disproportionately affects, the rights of a single Series of Preferred Stock shall additionally require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of such individual Series of the Preferred Stock.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this 3rd day of March, 1997.

                                                      CENTRA SOFTWARE, INC.



                                                  By:_________________________
                                                     Leon Narickas, President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware


         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         By written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141 and 242 of the General

Corporation Law of the State of Delaware, setting forth an amendment to the

Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the

General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 16,213,980 shares consisting of:

                   (i) 9,744,490 shares of Common Stock, $.00l par value per share (the "Common Stock"); and

                   (ii) 6,469,490 shares of Preferred Stock, $.001 par value per share, which shall consist of 1,133,000 shares of Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock"), 1,416,490 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), 1,670,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") and 2,250,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") as set forth below. Individually and collectively, such four Series of preferred stock are sometimes referred to herein as the "Preferred Stock".

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) GENERAL. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings as follows:
(i) First, the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall receive an amount in cash equal to $1.00 per share and $2.25 per share, respectively, (adjusted appropriately for stock splits, stock dividends and the like), and the holders of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock shall receive an amount in cash equal to the greater of (A) $2.50 per share of Series C Preferred Stock and $4.00 per share of Series D Preferred Stock or (B) the amount the holders of Series C Preferred Stock and Series D Preferred Stock would have received had the Series C Preferred Stock and the Series D Preferred Stock been converted to Common Stock prior to such liquidation, dissolution or winding up (adjusted appropriately for stock splits, stock dividends and the like); and the holders of Preferred Stock will also receive (X) any declared but unpaid dividends and
(Y) all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c) hereof (collectively, the "Liquidation Amount" of the shares of such Series), before any payment shall be made to the holders of any class of Common Stock or of any other stock ranking on liquidation junior to the Preferred Stock, provided, however, that if, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Stock and any other stock ranking as to any such distribution on a parity with the Preferred Stock are not paid in full, the holders of shares of each Series of Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled; and (ii) Second, the holders of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, in cash, of the assets of the Corporation remaining for distribution to stockholders, whether such assets are capital, surplus or earnings, as if each share of Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Preferred Stock pursuant to
Section 4 hereof immediately prior to any such liquidation, dissolution or winding up of the Corporation.

                  (b) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this
Section 2.

         SECTION 3.  VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4 hereof. Except as otherwise expressly provided herein (including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b) ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I) RIGHT TO ELECT BOARD OF DIRECTORS. In the event
that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the applicable Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class, and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                           (II) MECHANICS OF ELECTION. Whenever under the
provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in Section 3(b)(I) above, the holders of a majority of the then outstanding shares of Preferred Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

                           (III) VACANCIES. In the case of any vacancy in the
office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock, cast at a special meeting of such stockholders duly called for that purpose.

                           (IV) TERMINATION OF VOTING RIGHTS. If and when all
breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred Stock in case of similar future defaults as provided in Section 3(b)(I). Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a) AUTOMATIC CONVERSION. Each share of Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at an initial conversion ratio of one share of Common Stock for each share of Preferred Stock (the "Conversion Ratio") and, in connection therewith, solely with respect to the Series A Preferred Stock and the Series B

Preferred Stock, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $7.50 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e) (a "Qualified Public Offering")).

                  (b) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to Section 4(a) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective

Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 1,818,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, plus such number of shares of Common Stock which are repurchased by the Corporation from any such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (ii) up to an additional 257,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation, and (iii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with Section 4(e)(I) above (the "Excluded Shares")), for a consideration per share less than $1.00 (in the case of the Series A Preferred Stock), $2.25 (in the case of the Series B Preferred Stock), $2.50 (in the case of the Series C Preferred Stock) or $4.00 (in the case of the Series D Preferred Stock) (as to each such Series of Preferred Stock, the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect with respect to such Series of the Preferred Stock immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the applicable Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share for any Series of the Preferred Stock, the Conversion Ratio for such Series of the Preferred Stock in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration') would purchase at the applicable Conversion Price per share of such Series of Preferred Stock.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio for each Series of Preferred Stock in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e)(III) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or canceled warrants, options, rights or convertible securities not been issued.

                           (V) CONSIDERATION FOR STOCK. In case any shares of
Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II), or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance, and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of each Series of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus, solely in the case of the Series A Preferred Stock and the Series B Preferred Stock, the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of each Series of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

         Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio of any Series of the Preferred Stock, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On December 31, 2002, and on each of the next two anniversaries of such date thereafter (collectively, the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock taken together, made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of each such Series of Preferred Stock according to the percentages listed below:


                                  Percentage of Shares of
                                  Preferred Stock then
Date of Redemption                Outstanding to be Redeemed
------------------                --------------------------

December 31, 2002                 33-1/3% of all the shares of Preferred Stock
                                  outstanding on such date

December 31, 2003                 50% of all the shares of Preferred Stock
                                  outstanding on such date

December 31, 2004                 100% of all the shares of Preferred Stock
                                  outstanding on such date


                  (b) REDEMPTION PRICE AND PAYMENT. The Series A Preferred Stock and Series B Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). The Series C Preferred Stock and the Series D Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share either: (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price"), or, at the option of the holder, may be converted into
(ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payments shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the applicable Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the applicable Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number and Series of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(v)) shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6. RESTRICTIONS AND LIMITATIONS. At any time when at least (i) 275,000 shares of Series A Preferred Stock or (ii) 325,000 shares of Series B Preferred Stock, or (iii) 400,000 shares of Series C Preferred Stock or (iv) 500,000 shares of Series D Preferred Stock, respectively, remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C and Series D Preferred Stock (or the approval of the affected Series of Preferred Stock, when only one such Series of Preferred Stock is affected), voting together as a single class, and given in writing or by vote at a meeting, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to such Series of the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all or any substantial portion of its assets;

                  (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of a Series of the Preferred Stock;

                  (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series of the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on the basis of the aggregate number of outstanding shares of such Series of the Preferred Stock then held by each such holder.

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C and Series D Preferred Stock, voting together as a single class, with respect to the rights of such Series of Preferred Stock; provided that any amendment, modification or waiver which only affects, or disproportionately affects, the rights of a single Series of Preferred Stock shall additionally require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of such individual Series of the Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this 18th day of December, 1997.


                                       CENTRA SOFTWARE, INC.


                                       By:______________________________________
                                             President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware
                          ---------------------------


         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         By written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141 and 242 of the General

Corporation Law of the State of Delaware, setting forth an amendment to the

Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the

General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000 shares consisting of:

                   (i) 15,835,510 shares of Common Stock, $.00l par value (the "Common Stock"); and

                   (ii) 9,164,490 shares of Preferred Stock, $.001 par value, which shall consist of 1,133,000 shares of Series A Convertible Participating Preferred Stock

         (the "Series A Preferred Stock"), 1,416,490 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), 1,670,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock"), 2,250,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") and 2,695,000 shares of Series E Convertible Preferred Stock (the "Series E Preferred Stock") as set forth below. Individually and collectively, such five Series of preferred stock are sometimes referred to herein as the "Preferred Stock".

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations and restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) PRIOR TO DECEMBER 31, 2002. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary ("Liquidation"), prior to December 31, 2002, each holder of each then outstanding share of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings (the "Distribution Pool") as follows:

                           (i) First, except as provided in subsection (v)
below, the holders of each then outstanding share of Preferred Stock shall receive an amount equal to the aggregate sum of the number of shares of each Series of Preferred Stock held by such holder multiplied by the purchase price per share which is, in the case of Series A Preferred Stock, $1.00 per share, Series B Preferred Stock, $2.25 per share, Series C Preferred Stock, $2.50 per share, Series D Preferred Stock, $4.00 per share and Series E Preferred Stock, $5.00 per share, with each such purchase price being adjusted appropriately for stock splits, stock dividends and the like (with respect to each Series of Preferred Stock, the "Purchase Price Per Share"). If the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to an amount equal to the aggregate amount of the Distribution Pool multiplied by a fraction, the numerator of which is (x) the aggregate sum of (1) the number of shares of each Series of Preferred Stock held by such holder multiplied by (2) the Purchase Price Per Share for each such Series, and the denominator of which is
(y) the aggregate sum of (1) the total number of outstanding shares of each Series of Preferred Stock multiplied by (2) the Purchase Price Per Share for each such Series.

                           (ii) Second, each holder of shares of then
outstanding Series E Preferred Stock shall receive an amount equal to the number of shares of Series E Preferred Stock held by such holder multiplied by the Purchase Price Per Share for the Series E Preferred Stock. If, after paying amounts due under subsection (i) above, the balance of the Distribution Pool is insufficient to pay each holder of Series E Preferred Stock the full amount described in the preceding sentence, then each holder of Series E Preferred Stock shall receive an amount equal to the remaining Distribution Pool multiplied by a fraction, the numerator of which shall be the number of then outstanding shares of Series E Preferred Stock held by such holder and the denominator of which shall be the total number of then outstanding shares of Series E Preferred Stock;

                           (iii) Third, the holders of each share of then
outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall receive an amount equal to the aggregate sum of the number of shares of Series A, Series B, Series C and Series D Preferred Stock held by such holder, multiplied by one-half of the Purchase Price Per Share for each such Series. If after paying amounts due under subsections (i) and (ii) above in full, the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to an amount equal to the remaining Distribution Pool multiplied by a fraction, the numerator of which is
(x) the aggregate sum of (1) the number of shares of Series A, Series B, Series C and Series D Preferred Stock held by such holder multiplied by (2) one-half of the Purchase Price Per Share for each such Series, and the denominator of which is (y) the aggregate sum of
(1) the total number of outstanding shares of Series A, Series B, Series C and Series D Preferred Stock, multiplied by (2) one-half of the Purchase Price Per Share for each such Series;

                           (iv) Fourth, the holders of then outstanding
Preferred Stock shall receive any declared but unpaid dividends and all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c) hereof. If after paying all amounts due under subsections (i), (ii) and (iii) above in full, the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to a pro rata distribution in proportion to such holder's ownership of shares of Preferred Stock giving rise to such dividends and/or interest;

                           (v) Fifth, the holders of the then outstanding shares
of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the then outstanding shares of Common Stock in the distribution of the remaining portion of the Distribution Pool, if any, as if each outstanding share of Series A and Series B Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such shares of Series A and Series B Preferred Stock pursuant to Section 4 hereof immediately prior to any such Liquidation. In the event that holders of Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock would receive a greater distribution following a Liquidation on or prior to December 31, 2002 by treating their shares of Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock as if such shares had been converted to Common Stock immediately prior to such Liquidation, then, with respect to such holder's shares of each Series of Preferred Stock for which conversion would result in a higher distribution (collectively, the "Converted Distribution Shares"), in lieu of payment under subsections (i), (ii), (iii) and
(iv) above, such holders shall share ratably with respect to such Converted Distribution Shares with the holders of Series A Preferred Stock and Series B Preferred Stock and the holders Common Stock, as though such Converted Distribution Shares were converted to shares of Common Stock in accordance with
Section 4 hereof immediately prior to such Liquidation, and, in such event, such Converted Distribution Shares shall not be treated as outstanding shares of Preferred Stock at the time of such Liquidation for purposes of this Section 2(a).

                  (b) ON OR AFTER DECEMBER 31, 2002. In the event of any Liquidation on or after December 31, 2002, each holder of each then outstanding share of Preferred Stock and Common Stock shall be entitled to be paid out of the Distribution Pool as follows:

                           (i) First, the holders of the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock shall receive an amount in cash equal to $1.00 per share and $2.25 per share, respectively, (adjusted appropriately for stock splits, stock dividends and the like), and the holders of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall receive an amount in cash equal to the greater of (A) $2.50 per share of Series C Preferred Stock, $4.00 per share of Series D Preferred Stock and $5.00 per share of Series E Preferred Stock (adjusted appropriately for stock splits, stock dividends, and the like) or (B) the amount the holders of Series C Preferred Stock, Series D

Preferred Stock and/or Series E Preferred Stock would have received had the Series C Preferred Stock, the Series D Preferred Stock and/or the Series E Preferred Stock been converted to Common Stock in accordance with Section 4 hereof immediately prior to such Liquidation; and the holders of Preferred Stock will also receive (X) any declared but unpaid dividends and (Y) all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c). If the Distribution Pool is insufficient to pay each holder of Preferred Stock the amount described in the preceding sentence in full, then each such holder shall receive an amount equal to the aggregate amount of the Distribution Pool multiplied by a fraction, the numerator of which is (x) the aggregate sum of (1) the number of shares of each Series of Preferred Stock held by such holder, multiplied by (2) the Purchase Price Per Share for each such Series, and the denominator of which is (y) the aggregate sum of (1) the total number of outstanding shares of each Series of Preferred Stock, multiplied by (2) the Purchase Price Per Share for each such Series;

                           (ii) Second, the holders of the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, of the remaining portion of the Distribution Pool, as if each share of Series A and Series B Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Series A and Series B Preferred Stock pursuant to Section 4 hereof immediately prior to any such Liquidation.

         The payments due to the Preferred Stockholders pursuant to Section 2(a)(i)-(iv) inclusive and Section 2(b)(i) shall hereinafter be collectively referred to as the "Liquidation Amount" of the shares of such Series.

                  (c) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a Liquidation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.

         SECTION 3.  VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4 hereof. Except as otherwise expressly provided herein (including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b)      ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I)      RIGHT TO ELECT BOARD OF DIRECTORS.  In the
event that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the applicable Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class to elect such number of directors minus one, and the holders of Series E Preferred Stock voting as a separate class to elect one director (the "Series E Director"), and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                           (II) MECHANICS OF ELECTION. Whenever under the
provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class, or the holders of Series E Preferred Stock voting as a separate class, to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, or Series E Preferred Stock, as the case may be, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in Section 3(b)(I) above, the holders of a majority of the then outstanding shares of Preferred Stock, or Series E Preferred Stock, as the case may be, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided and each director shall (other than the Series E Director) be elected by a majority of the then outstanding shares of Preferred Stock voting as a single class, and the Series E Director shall be elected by a majority of the then outstanding Series E Preferred Stock. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

                           (III) VACANCIES. In the case of any vacancy in the
office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of

Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. Other than with respect to the Series E Director, in case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. In the case of any vacancy in the office of the Series E Director, such vacancy shall be filled in accordance with the provisions of Section 3(b)(II). Any director who shall have been elected by the holders of the Preferred Stock or Series E Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock or Series E Preferred Stock as the case may be, cast at a special meeting of such stockholders duly called for that purpose.

                           (IV) TERMINATION OF VOTING RIGHTS. If and when all
breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred Stock in case of similar future defaults as provided in Section 3(b)(I). Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a)(1) VOLUNTARY CONVERSION. Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock outstanding shall be convertible, at the option of the holder, at any time and from time to time, at an initial conversion ratio of one share of Common Stock for each one share of Preferred Stock (the "Conversion Ratio"), as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e). To effect such conversion, the holder shall deliver to the Corporation written notice of the same and shall surrender to the Corporation the certificate or certificates representing the share or shares of Preferred Stock to be converted. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue to the holder (or the holder's nominee) a certificate or certificates for the number of shares of Common Stock to which the holder is entitled under this Section 4, together with any cash in lieu of fractional shares owing pursuant to Section 4(c) and cash in an amount equal to all dividends accrued or declared but unpaid on the converted Preferred Stock and any and all amounts owing with respect thereto at such time.

                  (a)(2) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at the Conversion Ratio, as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e), and, in connection therewith, solely with respect to the Series A Preferred Stock and the Series B Preferred Stock, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $7.50 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I) (a "Qualified Public Offering"). Each share of Series E Preferred Stock shall automatically be converted into one or more shares of Common Stock at the Conversion Ratio, as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and, (ii) if the offering is consummated on or after December 31, 2002, a public price per share of at least $8.50 (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I). Notwithstanding the foregoing, to the extent the price per share of Common Stock in a Qualified Public Offering consummated before December 31, 2002 is less than $10.00 (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I)), each share of Series E Preferred Stock shall be automatically converted into such number of shares of Common Stock equal to the quotient of $5.00 (as appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I)) divided by one-half of the per share public offering price, or, if it would yield a greater number of shares of Common Stock, at the effective Conversion Ratio.

                  (b) EFFECTIVE DATE OF CONVERSION. Voluntary conversion pursuant to Section 4(a)(1) shall be deemed to have been made immediately prior to the close of business on the date the notice and the surrendered share certificates are received by the Corporation for conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be the record holder or holders of the converted shares on the effective date of conversion. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to
Section 4(a)(2) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I)      STOCK DIVIDENDS, SUBDIVISIONS AND
COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 1,526,745 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, plus such number of shares of Common Stock which are repurchased by the Corporation from any such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (ii) up to an additional 257,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation, and (iii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with Section 4(e)(I) above (the "Excluded Shares")), for a consideration per share less than $1.00 (in the case of the Series A Preferred Stock), $2.25 (in the case of the Series B Preferred Stock), $2.50 (in the case of the Series C Preferred Stock), $4.00 (in the case of the Series D Preferred Stock) or $5.00 (in the case of the Series E Preferred Stock) (as to each such Series of Preferred Stock, the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect with respect to such Series of the Preferred Stock immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the applicable Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible directly or indirectly, into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share for any Series of the Preferred Stock, the Conversion Ratio for such Series of the Preferred Stock in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration') would purchase at the applicable Conversion Price per share of such Series of Preferred Stock.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio for each Series of Preferred Stock in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e)(III) hereof), at the time initially granted, issued or sold; provided, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or canceled warrants, options, rights or convertible securities not been issued.

                           (V) CONSIDERATION FOR STOCK. In case any shares of
Common Stock or options, warrants or rights to subscribe for shares of Common Stock or any securities convertible, directly or indirectly, into or exchangeable for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock or any securities convertible, directly or indirectly, into or exchangeable for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II), or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance, and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of each Series of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus, solely in the case of the Series A Preferred Stock and the Series B Preferred Stock, the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of each Series of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

         Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio of any Series of the Preferred Stock, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On December 31, 2002, and on each of the next two anniversaries of such date thereafter (collectively, the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock taken together, made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of each such Series of Preferred Stock according to the percentages listed below:

                                         Percentage of Shares of
                                         Preferred Stock then
Date of Redemption                       Outstanding to be Redeemed
------------------                       --------------------------

December 31, 2002                        33-1/3% of all the shares of Preferred
                                         Stock outstanding on such date

December 31, 2003                        50% of all the shares of Preferred
                                         Stock outstanding on such date

December 31, 2004                        100% of all the shares of Preferred
                                         Stock outstanding on such date

                  (b) REDEMPTION PRICE AND PAYMENT. The Series A Preferred Stock and Series B Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). The Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share either: (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price"), or, at the option of the holder, may be converted into (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payments shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the applicable Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the applicable Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number and Series of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(a) shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6.  RESTRICTIONS AND LIMITATIONS.

                  (a) PREFERRED STOCK. At any time when at least (i) 275,000 shares of Series A Preferred Stock, or (ii) 325,000 shares of Series B Preferred Stock, or (iii) 400,000 shares of

Series C Preferred Stock, or (iv) 500,000 shares of Series D Preferred Stock, or
(v) 500,000 shares of Series E Preferred Stock, respectively, remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C, Series D and Series E Preferred Stock, (or the approval of the affected Series of Preferred Stock, when only one such Series of Preferred Stock is affected), voting together as a single class, and given in writing or by vote at a meeting, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to such Series of the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all or any substantial portion of its assets;

                  (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of a Series of the Preferred Stock;

                  (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series of the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on the basis of the aggregate number of outstanding shares of such Series of the Preferred Stock then held by each such holder.

                  (b) SERIES E PREFERRED STOCK. At any time when at least 673,750 shares of Series E Preferred Stock remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock, given in writing or by vote at a meeting, the Corporation will not amend the Company's charter if such amendment:

                  (i) affects the Series E Preferred Stock liquidation preference or the amount the holders of Series E Preferred Stock are entitled to in the event of a Liquidation;

                  (ii) affects the automatic conversion rights and adjustments of the Series E Preferred Stock in Section 4(a)(2) and (b) in the event of an initial public offering by the Company with an initial offering price to the public of less than $10 per share of Common Stock (as appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I));

                  (iii) affects any other automatic or voluntary conversion right of the Series E Preferred under Section 4(a) and (b).

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C, Series D and Series E Preferred Stock, voting together as a single class, with respect to the rights of such Series of Preferred Stock; provided that any amendment, modification or waiver which only affects, or disproportionately affects, the rights of a single Series of Preferred Stock shall additionally require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of such individual Series of the Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this _____ day of April, 1999.


                                   CENTRA SOFTWARE, INC.


                                   By:
                                      ---------------------------------------
                                         President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              CENTRA SOFTWARE, INC.
                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware
                        ---------------------------------


         Centra Software, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

         At a meeting of the Board of Directors of the Corporation held on

October 14, 1999, a resolution was duly adopted, pursuant to Sections 141 and

242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and

declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with

Sections 228 and 242 of the General Corporation Law of the State of Delaware.

The resolution setting forth the amendment is as follows:

         RESOLVED: That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 34,164,490 shares consisting of:

                   (i) 25,000,000 shares of Common Stock, $.00l par value (the "Common Stock"); and

                  (ii) 9,164,490 shares of Preferred Stock, $.001 par value, which shall consist of 1,133,000 shares of Series A Convertible Participating Preferred Stock (the "Series A Preferred Stock"), 1,416,490 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), 1,670,000 shares of Series C Convertible Preferred

         Stock (the "Series C Preferred Stock"), 2,250,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") and 2,695,000 shares of Series E Convertible Preferred Stock
         (the "Series E Preferred Stock") as set forth below. Individually and collectively, such five Series of preferred stock are sometimes referred to herein as the "Preferred Stock".

         The following is a statement of the voting powers and the designations, preferences and other special rights, and the qualifications, limitations and restrictions in respect of each class of capital stock of the Corporation.

                                 A. COMMON STOCK

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to, and qualified by, the rights of the holders of the Preferred Stock.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. No dividends shall be declared on the Common Stock unless dividends are at the same time declared on the Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to share in the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

         5. AMENDMENTS. No provision of these terms of the Common Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

                               B. PREFERRED STOCK

         SECTION 1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted pursuant to the provisions of Section 4 hereof with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividends). Any dividends so declared shall be paid in full to the holders of the Preferred Stock prior to any payment of dividends to holders of Common Stock.

         SECTION 2.  LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) PRIOR TO DECEMBER 31, 2002. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary ("Liquidation"), prior to December 31, 2002, each holder of each then outstanding share of Preferred Stock and Common Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings (the "Distribution Pool") as follows:

                           (i) First, except as provided in subsection (v)
below, the holders of each then outstanding share of Preferred Stock shall receive an amount equal to the aggregate sum of the number of shares of each Series of Preferred Stock held by such holder multiplied by the purchase price per share which is, in the case of Series A Preferred Stock, $1.00 per share, Series B Preferred Stock, $2.25 per share, Series C Preferred Stock, $2.50 per share, Series D Preferred Stock, $4.00 per share and Series E Preferred Stock, $5.00 per share, with each such purchase price being adjusted appropriately for stock splits, stock dividends and the like (with respect to each Series of Preferred Stock, the "Purchase Price Per Share"). If the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to an amount equal to the aggregate amount of the Distribution Pool multiplied by a fraction, the numerator of which is (x) the aggregate sum of (1) the number of shares of each Series of Preferred Stock held by such holder multiplied by (2) the Purchase Price Per Share for each such Series, and the denominator of which is
(y) the aggregate sum of (1) the total number of outstanding shares of each Series of Preferred Stock multiplied by (2) the Purchase Price Per Share for each such Series.

                           (ii) Second, each holder of shares of then
outstanding Series E Preferred Stock shall receive an amount equal to the number of shares of Series E Preferred Stock held by such holder multiplied by the Purchase Price Per Share for the Series E Preferred Stock. If, after paying amounts due under subsection (i) above, the balance of the Distribution Pool is insufficient to pay each holder of Series E Preferred Stock the full amount described in the preceding sentence, then each holder of Series E Preferred Stock shall receive an amount equal to the remaining Distribution Pool multiplied by a fraction, the numerator of which shall be the number of then outstanding shares of Series E Preferred Stock held by such holder and the denominator of which shall be the total number of then outstanding shares of Series E Preferred Stock;

                           (iii) Third, the holders of each share of then
outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall receive an amount equal to the aggregate sum of the number of shares of Series A, Series B, Series C and Series D Preferred Stock held by such holder, multiplied by one-half of the Purchase Price Per Share for each such Series. If after paying amounts due under subsections (i) and (ii) above in full, the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to an amount equal to the remaining Distribution Pool multiplied by a fraction, the numerator of which is (x) the aggregate sum of (1) the number of shares of Series A, Series B, Series C and Series D Preferred Stock held by such holder multiplied by (2) one-half of the Purchase Price Per Share for each such Series, and the denominator of which is
(y) the aggregate sum of (1) the total number of outstanding shares of Series A, Series B, Series C and Series D Preferred Stock, multiplied by (2) one-half of the Purchase Price Per Share for each such Series;

                           (iv) Fourth, the holders of then outstanding
Preferred Stock shall receive any declared but unpaid dividends and all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c) hereof. If after paying all amounts due under subsections (i), (ii) and (iii) above in full, the Distribution Pool is insufficient to pay each holder of Preferred Stock the full amount described in the preceding sentence, then each such holder shall be entitled to a pro rata distribution in proportion to such holder's ownership of shares of Preferred Stock giving rise to such dividends and/or interest;

                           (v) Fifth, the holders of the then outstanding shares
of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the then outstanding shares of Common Stock in the distribution of the remaining portion of the Distribution Pool, if any, as if each outstanding share of Series A and Series B Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such shares of Series A and Series B Preferred Stock pursuant to Section 4 hereof immediately prior to any such Liquidation. In the event that holders of Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock would receive a greater distribution following a Liquidation on or prior to December 31, 2002 by treating their shares of Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock as if such shares had been converted to Common Stock immediately prior to such Liquidation, then, with respect to such holder's shares of each Series of Preferred Stock for which conversion would result in a higher distribution (collectively, the "Converted Distribution Shares"), in lieu of payment under subsections (i), (ii), (iii) and
(iv) above, such holders shall share ratably with respect to such Converted Distribution Shares with the holders of Series A Preferred Stock and Series B Preferred Stock and the holders Common Stock, as though such Converted Distribution Shares were converted to shares of Common Stock in accordance with
Section 4 hereof immediately prior to such Liquidation, and, in such event, such Converted Distribution Shares shall not be treated as outstanding shares of Preferred Stock at the time of such Liquidation for purposes of this Section 2(a).

                  (b) ON OR AFTER DECEMBER 31, 2002. In the event of any Liquidation on or after December 31, 2002, each holder of each then outstanding share of Preferred Stock and Common Stock shall be entitled to be paid out of the Distribution Pool as follows:

                           (i) First, the holders of the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock shall receive an amount in cash equal to $1.00 per share and $2.25 per share, respectively, (adjusted appropriately for stock splits, stock dividends and the like), and the holders of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall receive an amount in cash equal to the greater of (A) $2.50 per share of Series C Preferred Stock, $4.00 per share of Series D Preferred Stock and $5.00 per share of Series E Preferred Stock (adjusted appropriately for stock splits, stock dividends, and the like) or (B) the amount the holders of Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred
Stock would have received had the Series C Preferred Stock, the Series D Preferred Stock and/or the Series E Preferred Stock been converted to Common Stock in accordance with Section 4 hereof immediately prior to such Liquidation; and the holders of Preferred Stock will also receive (X) any declared but unpaid dividends and (Y) all accrued but unpaid interest to which the holders of outstanding shares of such Series of Preferred Stock are entitled pursuant to Sections 1 and 5(c). If the Distribution Pool is insufficient to pay each holder of Preferred Stock the amount described in the preceding sentence in full, then each such holder shall receive an amount equal to the aggregate amount of the Distribution Pool multiplied by a fraction, the numerator of which is (x) the aggregate sum of (1) the number of shares of each Series of Preferred Stock held by such holder, multiplied by (2) the Purchase Price Per Share for each such Series, and the denominator of which is (y) the aggregate sum of (1) the total number of outstanding shares of each Series of Preferred Stock, multiplied by
(2) the Purchase Price Per Share for each such Series;

                           (ii) Second, the holders of the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the distribution, of the remaining portion of the Distribution Pool, as if each share of Series A and Series B Preferred Stock had been converted into the number of shares of Common Stock issuable upon the conversion of such share of Series A and Series B Preferred Stock pursuant to Section 4 hereof immediately prior to any such Liquidation.

         The payments due to the Preferred Stockholders pursuant to Section 2(a)(i)-(iv) inclusive and Section 2(b)(i) shall hereinafter be collectively referred to as the "Liquidation Amount" of the shares of such Series.

                  (c) CONSOLIDATION OR MERGER AS A LIQUIDATION. A consolidation or merger of the Corporation (except (i) into or with a wholly-owned subsidiary of the Corporation with requisite stockholder approval or (ii) a merger in which the beneficial owners of the Corporation's capital stock immediately prior to such transaction hold no less than fifty-one percent (51%) of the voting power in the resulting entity) or a sale of all or substantially all or any substantial portion of the assets of the Corporation shall be regarded as a Liquidation within the meaning of this Section 2; provided, however, that each holder of the Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.


         SECTION 3.  VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to vote on all matters. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 4 hereof. Except as otherwise expressly provided herein (including without limitation the provisions of Section 6 hereof) or as required by law, the holders of shares of the Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  (b)      ADDITIONAL VOTING RIGHTS UPON CERTAIN DEFAULTS.

                           (I) RIGHT TO ELECT BOARD OF DIRECTORS.  In the
event that the Corporation shall default in its payment of the Redemption Price (as defined in Section 5(b) below) or if it shall have insufficient funds legally available to pay the Cash Redemption Price (as defined in Section 5(b) below) under Section 5(c), the Corporation shall promptly give written notice thereof to each holder of Preferred Stock. If such payment is not made within 70 days of the applicable Redemption Date (as defined in Section 5(a) below), the holders of Preferred Stock shall, upon the giving of written notice to the Corporation by the holders of at least 50% of the outstanding shares of Preferred Stock, be entitled, pursuant to the terms of Section 3(b)(II) below, to elect the smallest number of directors which shall constitute a majority of the authorized number of directors of the Corporation, with the holders of the Preferred Stock voting as a separate class to elect such number of directors minus one, and the holders of Series E Preferred Stock voting as a separate class to elect one director (the "Series E Director"), and the remaining members of the Board of Directors shall be such persons, if any, who have received a majority vote of the holders of the Common Stock and Preferred Stock, voting together as a single class.

                           (II) MECHANICS OF ELECTION. Whenever under the
provisions of Section 3(b)(I) above the right shall have accrued to the holders of the shares of Preferred Stock as a class, or the holders of Series E Preferred Stock voting as a separate class, to elect directors, the Board of Directors shall, within ten days after delivery to the Corporation at its principal office of a request to such effect by the holders of at least 50% of the then outstanding shares of Preferred Stock, or Series E Preferred Stock, as the case may be, call a special meeting of the stockholders for the election of directors, to be held upon not less than 20 nor more than 30 days' notice to such holders. If such notice of meeting is not given within the ten days required above, the holders of Preferred Stock requesting the calling of such meeting may also call such meeting and shall have access to the stock books and records of the Corporation for such purpose. At any meeting so called or at any other meeting held while the holders of the outstanding shares of Preferred Stock shall have the voting power provided in Section 3(b)(I) above, the holders of a majority of the then outstanding shares of Preferred Stock, or Series E Preferred Stock, as the case may be, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided and each director shall (other than the Series E Director) be elected by a majority of the then outstanding shares of Preferred Stock voting as a single class, and the Series E Director shall be elected by a majority of the then outstanding Series E Preferred

Stock. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation and not elected pursuant to Section 3(b)(I) above shall immediately terminate, whether or not the holders of the shares of Common Stock and of any other class or series of voting stock shall then have elected the remaining directors of the Corporation.

                           (III) VACANCIES. In the case of any vacancy in the
office of a director occurring among the directors elected by the holders of the shares of Preferred Stock as a class, pursuant to the foregoing provisions of
Section 3(b)(II) hereof, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law and subject to the provisions of Section 3(b)(IV) hereof, elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. Other than with respect to the Series E Director, in case of any vacancy in the office of a director occurring among the directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock as a class, the remaining directors elected by the holders of Common Stock, Preferred Stock and of any other class or series of voting stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. In the case of any vacancy in the office of the Series E Director, such vacancy shall be filled in accordance with the provisions of Section 3(b)(II). Any director who shall have been elected by the holders of the Preferred Stock or Series E Preferred Stock (or by any directors so elected by directors elected by the holders of the Preferred Stock as provided in this Section 3(b)(III)) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least 67% of the then outstanding shares of Preferred Stock or Series E Preferred Stock as the case may be, cast at a special meeting of such stockholders duly called for that purpose.

                           (IV)  TERMINATION OF VOTING RIGHTS.  If and when
all breaches referred to in Section 3(b)(I) above have been fully remedied, then the holders of the shares of Preferred Stock shall be divested of all of the voting rights specified in Section 3(b)(I) above, but always subject to the same provisions vesting such voting rights in the holders of the shares of Preferred Stock in case of similar future defaults as provided in Section 3(b)(I). Upon the termination of any such voting rights as provided above, the Board of Directors shall call a special meeting of stockholders at which all directors will be elected, and the terms of office of all persons who are then directors of the Corporation shall terminate immediately upon the election of their successors.

         SECTION 4. CONVERSION. The holders of the Preferred Stock shall have the following conversion rights:

                  (a)(1) VOLUNTARY CONVERSION. Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock outstanding shall be convertible, at the option of the holder, at any time and from time to time, at an initial conversion ratio of one share of Common Stock for each one share of Preferred Stock (the "Conversion Ratio"), as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e). To effect such conversion, the holder shall deliver to the Corporation written notice of the same and shall surrender to the Corporation the certificate or certificates representing the share or shares of Preferred Stock to be converted. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue to the holder (or the holder's nominee) a certificate or certificates for the number of shares of Common Stock to which the holder is entitled under this Section 4, together with any cash in lieu of fractional shares owing pursuant to Section 4(c) and cash in an amount equal to all dividends accrued or declared but unpaid on the converted Preferred Stock and any and all amounts owing with respect thereto at such time.

                  (a)(2) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock outstanding shall automatically be converted into one or more shares of Common Stock at the Conversion Ratio, as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e), and, in connection therewith, solely with respect to the Series A Preferred Stock and the Series B Preferred Stock, the right to receive from the Corporation an amount in cash equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the conversion date (the "Conversion Payment"), immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and (ii) the price paid by the public for such shares shall be at least $7.50 per share (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I) (a "Qualified Public Offering"). Each share of Series E Preferred Stock shall automatically be converted into one or more shares of Common Stock at the Conversion Ratio, as such Conversion Ratio may be adjusted to reflect the occurrence of any event described in Section 4(e) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock of the Corporation to the public in which (i) the aggregate price paid for such shares by the public shall be at least $10,000,000, and, (ii) if the offering is consummated on or after December 31, 2002, a public price per share of at least $8.50 (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I). Notwithstanding the foregoing, to the extent the price per share of Common Stock in a Qualified Public Offering consummated before December 31, 2002 is less than $10.00 (appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I)), each share of Series E Preferred Stock shall be automatically converted into such number of shares of Common Stock equal to the quotient of $5.00 (as appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I)) divided by one-half of the per share public offering price, or, if it would yield a greater number of shares of Common Stock, at the effective Conversion Ratio.

                  (b) EFFECTIVE DATE OF CONVERSION. Voluntary conversion pursuant to Section 4(a)(1) shall be deemed to have been made immediately prior to the close of business on the date the notice and the surrendered share certificates are received by the Corporation for conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be the record holder or holders of the converted shares on the effective date of conversion. The issuance by the Corporation of shares of Common Stock upon a conversion of Preferred Stock into Common Stock pursuant to Section 4(a)(2) hereof shall not be deemed to be effective until immediately prior to the closing of the Qualified Public Offering. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

                  (c) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Preferred Stock any fractional share of Common Stock issuable upon any conversion of such Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                  (d) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Preferred Stock then outstanding provided that the shares of Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any Preferred Stock are outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock then outstanding and convertible into shares of Common Stock.

                  (e) ADJUSTMENTS TO CONVERSION RATIO. The Conversion Ratio in effect from time to time shall be subject to adjustment as follows:

                           (I) STOCK DIVIDENDS, SUBDIVISIONS AND
COMBINATIONS. Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Conversion Ratio shall, simultaneously with the happening of such dividend, subdivision or split be adjusted by multiplying the then effective Conversion Ratio by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this Section 4(e)(I) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II) SALE OF COMMON STOCK. In the event the
Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue, sell or exchange any shares of Common Stock (including shares held in the Corporation's treasury but excluding (i) up to 1,526,745 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, plus such number of shares of Common Stock which are repurchased by the Corporation from any such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (ii) up to an additional 257,000 shares of Common Stock issued to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan or upon the exercise of options issued pursuant to such 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation, and (iii) shares as to which an adjustment to the Conversion Ratio has been made in accordance with Section 4(e)(I) above (the "Excluded Shares")), for a consideration per share less than $1.00 (in the case of the Series A Preferred Stock), $2.25 (in the case of the Series B Preferred Stock), $2.50 (in the case of the Series C Preferred Stock), $4.00 (in the case of the Series D Preferred Stock) or $5.00 (in the case of the Series E Preferred Stock) (as to each such Series of Preferred Stock, the "Conversion Price") then, and thereafter successively upon each such issuance, sale or exchange, the Conversion Ratio in effect with respect to such Series of the Preferred Stock immediately prior to the issuance, sale or exchange of such shares shall forthwith be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of such additional shares of Common Stock so issued; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the applicable Conversion Price per share.

                           (III) SALE OF OPTIONS, RIGHTS OR CONVERTIBLE
SECURITIES. In the event the Corporation shall at any time or from time to time while the Preferred Stock is outstanding, issue options, warrants or rights to subscribe for shares of Common Stock (other than any options for Excluded Shares granted to officers, directors, employees, consultants or agents of the Corporation pursuant to the Corporation's 1995 Stock Plan), or issue any securities convertible directly or indirectly, into or exchangeable for shares of Common Stock, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted to the fullest extent permitted by their terms) less than the Conversion Price per share for any Series of the Preferred Stock, the Conversion Ratio for such Series of the Preferred Stock in effect immediately prior to the issuance of such options, warrants or rights or securities shall be increased to an amount determined by multiplying the Conversion Ratio by a fraction:

                           (A) the numerator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the aggregate number of shares of Common Stock that would be issued if all such options, warrants, rights or convertible securities were exercised or converted; and

                           (B) the denominator of which shall be (i) the number of shares of Common Stock of all classes outstanding immediately prior to the issuance of such options, warrants, rights or convertible securities (excluding treasury shares but including all shares of Common Stock issuable upon conversion or exercise of any outstanding Preferred Stock, options, warrants, rights or convertible securities), plus (ii) the number of shares of Common Stock which the total amount of consideration received by the Corporation for the issuance of such options, warrants, rights or convertible securities plus the minimum amount set forth in the terms of such security as payable to the Corporation upon the exercise or conversion thereof (the "Net Aggregate Consideration') would purchase at the applicable Conversion Price per share of such Series of Preferred Stock.

                           (IV) EXPIRATION OR CHANGE IN RATIO. If the
consideration per share provided for in any options or rights to subscribe for shares of Common Stock or any securities exchangeable for or convertible into shares of Common Stock changes at any time, the Conversion Ratio for each Series of Preferred Stock in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section 4(e)(III) hereof), at the time initially granted, issued or sold; PROVIDED, that such adjustment of the Conversion Ratio will be made only as and to the extent that the Conversion Ratio effective upon such adjustment remains greater than or equal to the Conversion Ratio that would be in effect if such options, rights or securities had not been issued. No adjustment of the Conversion Ratio shall be made under this Section 4 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if an adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Conversion Ratio shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Conversion Ratio effective immediately upon such cancellation or expiration shall be equal to the Conversion Ratio in effect at the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Conversion Ratio had the expired or canceled warrants, options, rights or convertible securities not been issued.

                           (V) CONSIDERATION FOR STOCK. In case any shares of
Common Stock or options, warrants or rights to subscribe for shares of Common Stock or any securities convertible, directly or indirectly, into or exchangeable for shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or options, warrants or rights to subscribe for shares of Common Stock or any securities convertible, directly or indirectly, into or exchangeable for shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (f) HOLDERS NOT ENTITLED TO ANTI-DILUTION PROTECTION. Notwithstanding anything contained in Section 4(e) to the contrary, a holder of any shares of Preferred Stock shall not be entitled to the benefits of Section 4(e) with respect to an issuance, sale or exchange of any shares of Common Stock pursuant to the provisions of Subsection 4(e)(II), or an issuance of options, warrants or rights to subscribe for shares of Common Stock or an issuance of any securities convertible into or exchangeable for shares of Common Stock pursuant to the provisions of Section 4(e)(III) (each a "Dilutive Issuance") if (I) the Corporation has offered such holder the opportunity, exercisable over a period of not less than 30 days, to purchase securities in such Dilutive Issuance at a price and on terms no less favorable to such holder than those generally offered to other persons participating in such Dilutive Issuance, and (II) such holder has failed to participate in such Dilutive Issuance by acquiring in such Dilutive Issuance such number of securities as shall at least equal the lesser of (x) such holder's pro rata share of such Dilutive

Issuance (as determined by dividing the number of shares of Preferred Stock held by such holder immediately prior to such Dilutive Issuance, by the total number of shares of Preferred Stock outstanding immediately prior to such Dilutive Issuance) or (y) the maximum amount which such holder was offered the opportunity to purchase.

                  (g) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined), retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in Section 2(b) or in this Section 4), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another Corporation or the sale of all or substantially all of the Corporation's assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of each Series of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale plus, solely in the case of the Series A Preferred Stock and the Series B Preferred Stock, the Conversion Payment payable upon conversion. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation provisions for adjustment of the Conversion Ratio and the number of shares receivable upon conversion of each Series of the Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable upon the conversion of the Preferred Stock.

         Each holder of Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties, as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Preferred Stock under either this Section 4(h) or Section 2(b) hereof, notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice shall be effective if given not later than fifteen (15) days after the date of the Corporation's notice, pursuant to Section 8, with respect to such event.

                  (i) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment or readjustment of the Conversion Ratio of any Series of the Preferred Stock, the Corporation at its expense will furnish each holder of Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment in accordance with the terms hereof, and stating in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock, the Liquidation Amount and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

                  (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         SECTION 5. MANDATORY REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

                  (a) AT ELECTION OF HOLDERS. On December 31, 2002, and on each of the next two anniversaries of such date thereafter (collectively, the "Redemption Dates", and each a "Redemption Date"), the Corporation shall, at the written request of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C

Preferred Stock, Series D Preferred Stock and Series E Preferred Stock taken together, made at least 90 days prior to each of such Redemption Dates, redeem any outstanding shares of each such Series of Preferred Stock according to the percentages listed below:

                                                 Percentage of Shares of
                                                 Preferred Stock then
Date of Redemption                               Outstanding to be Redeemed
------------------                               --------------------------

December 31, 2002                                33-1/3% of all the shares of
                                                 Preferred Stock outstanding on
                                                 such date

December 31, 2003                                50% of all the shares of
                                                 Preferred Stock
                                                 outstanding on such date

December 31, 2004                                100% of all the shares of
                                                 Preferred Stock
                                                 outstanding on such date

                  (b) REDEMPTION PRICE AND PAYMENT. The Series A Preferred Stock and Series B Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price") and (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). The Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock to be redeemed on each Redemption Date shall be redeemed by paying for each share either: (i) in cash an amount equal to the Liquidation Amount per share of such Series of Preferred Stock computed to the Redemption Date (the "Cash Redemption Price"), or, at the option of the holder, may be converted into (ii) the number of shares of Common Stock into which such share is then convertible upon a conversion pursuant to Subsection 4(a) hereof (the "Stock Redemption Price") (the Cash Redemption Price and Stock Redemption Price are herein referred to collectively as the "Redemption Price"). Such payments shall be made in full on the Redemption Date to the holders entitled thereto.

                  (c) REDEMPTION MECHANICS. In the event that the Corporation has received a written request pursuant to Section 5(a), at least 20 but not more than 30 days prior to each such Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the applicable Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the applicable Redemption Price, all rights of holders of the shares of Preferred Stock to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock to be redeemed on such Redemption Date, (i) the holders of shares of Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number and Series of shares owned by them if all such shares requested to be redeemed on such Redemption Date were redeemed in full and (ii) the Cash Redemption Price for the shares of Preferred Stock not redeemed shall accrue interest at the rate of ten percent (10%) per annum, payable quarterly in arrears (or, if any such payment of interest would violate applicable law, at such time as such payment would be lawful), until such Redemption Price is paid in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter, when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  (d) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this Section 5 or otherwise acquired by the Corporation in any manner whatsoever (including pursuant to Section 6(a) shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         SECTION 6.  RESTRICTIONS AND LIMITATIONS.

                  (a) PREFERRED STOCK. At any time when at least (i) 275,000 shares of Series A Preferred Stock, or (ii) 325,000 shares of Series B Preferred Stock, or (iii) 400,000 shares of Series C Preferred Stock, or (iv) 500,000 shares of Series D Preferred Stock, or (v) 500,000 shares of Series E Preferred Stock, respectively, remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C, Series D and Series E Preferred Stock, (or the approval of the affected Series of Preferred Stock, when only one such Series of Preferred Stock is affected), voting together as a single class, and given in writing or by vote at a meeting, the Corporation will not:

                  (i) Create or authorize the creation of any additional class or series of shares of stock, or authorize the increase of any existing class or series of stock, or create or authorize any obligation or security convertible into shares of any class or series of stock, in each case where the same would rank in any way on a parity with or senior to such Series of the Preferred Stock as to voting, liquidation or right to receive distributions or dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (ii) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities, or acquire any other entity, or sell, lease, abandon, transfer or otherwise dispose of all or substantially all or any substantial portion of its assets;

                  (iii) Amend, alter or repeal its Certificate of Incorporation or By-laws if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of a Series of the Preferred Stock;

                  (iv) Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series of the Preferred Stock, except for dividends or other distributions payable on any other class or series of stock solely in the form of additional shares of such series or class of stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  (v) Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in Section 5 or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on the basis of the aggregate number of outstanding shares of such Series of the Preferred Stock then held by each such holder.

                  (b) SERIES E PREFERRED STOCK. At any time when at least 673,750 shares of Series E Preferred Stock remain outstanding, except where the vote or written consent of the holders of a greater number of shares of such Series of stock of the Corporation is required by law or by the Certificate of Incorporation and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock, given in writing or by vote at a meeting, the Corporation will not amend the Company's charter if such amendment:

                  (i) affects the Series E Preferred Stock liquidation preference or the amount the holders of Series E Preferred Stock are entitled to in the event of a Liquidation;

                  (ii) affects the automatic conversion rights and adjustments of the Series E Preferred Stock in Section 4(a)(2) and (b) in the event of an initial public offering by the

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Company with an initial offering price to the public of less than $10 per share of Common Stock (as appropriately adjusted to reflect the occurrence of any event described in Section 4(e)(I));

                  (iii) affects any other automatic or voluntary conversion right of the Series E Preferred under Section 4(a) and (b).

         SECTION 7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of the Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

         SECTION 8. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         SECTION 9. OTHER RIGHTS. Except as otherwise provided in this Certificate of Incorporation, each share of Preferred Stock and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

         SECTION 10. AMENDMENTS. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A, Series B, Series C, Series D and Series E Preferred Stock, voting together as a single class, with respect to the rights of such Series of Preferred Stock; provided that any amendment, modification or waiver which only affects, or disproportionately affects, the rights of a single Series of Preferred Stock shall additionally require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of such individual Series of the Preferred Stock.

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         IN WITNESS WHEREOF, Centra Software, Inc. has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary as of October 27, 1999.



                                                     ---------------------------
                                                     Leon Navickas
                                                     Chief Executive Officer

Attested by:


-------------------------------------------------
Stephen N. Johnson
Secretary


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